UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2023

Catalyst Biosciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51173	56-2020050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd Suite 120 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 871-0761

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2023, Catalyst Biosciences, Inc. (the “Company” or “Catalyst”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with the $2,500,000 minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b)(1) for continued listing on Nasdaq. Further, the Notice states that the Company does not meet the alternatives of market value of listed securities or net income from continuing operations. Under the Nasdaq rules, the Company has 45 calendar days to submit to Nasdaq a plan to regain compliance. If Nasdaq accepts the plan, it can grant an extension of up to 180 calendar days from April 4, 2023 to evidence compliance. The Company plans to submit a plan to regain compliance within the specified time period.

There can be no assurance that the Company will be successful in regaining compliance with all applicable requirements for continued listing on Nasdaq. As previously announced, Catalyst, GNI USA, Inc., a Delaware corporation, GNI Group Ltd., a company incorporated under the laws of Japan with limited liability, GNI Hong Kong Limited, a company incorporated under the laws of Hong Kong with limited liability, Shanghai Genomics, Inc., a company organized under the laws of the People’s Republic of China (collectively the “Contributors”), the individuals listed on Annex A thereto (the “Minority Holders”) and Continent Pharmaceuticals Inc., a Cayman Islands company limited by shares (the “CPI”), entered into the Business Combination Agreement on December 26, 2022, as amended on March 29, 2023 (the ‘‘Business Combination Agreement’’). Maintaining Catalyst’s Nasdaq listing is one of the closing conditions to the transaction under the Business Combination Agreement. As such, the Company’s delisting from Nasdaq could result in the termination or delayed completion of the transaction contemplated by the Business Combination Agreement, along with the attendant termination fees, costs, or loss of benefits thereunder. In addition, the delisting of the common stock from a national exchange could materially adversely affect the Company’s access to capital markets, and any limitation on market liquidity or reduction in the price of the common stock as a result of that delisting could adversely affect the Company’s ability to raise capital on terms acceptable to the Company, or at all.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include Catalyst’s plans to submit a plan to Nasdaq to regain compliance with Nasdaq listing requirements and the potential that Catalyst will regain compliance. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s most recent Annual Report on Form 10-K and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to be, and does not constitute, an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transactions between Catalyst, the Contributors, the Minority Holders and CPI, Catalyst intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement and registration statement on Form S-3 that will contain a prospectus of Catalyst. CATALYST URGES ITS INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CATALYST, CPI, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and prospectus and other documents filed by Catalyst with the SEC by contacting Catalyst Biosciences, Inc. at 611 Gateway Blvd. Suite 120, South San Francisco, California 94080. Investors and stockholders are urged to read the proxy statement and prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

Catalyst, the Contributors, the Minority Holders, the entities held by the Minority Holders, and CPI, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about Catalyst’s directors and executive officers is included in Catalyst’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC, the preliminary proxy statement for Catalyst’s 2023 special meeting of stockholders filed with the SEC on March 30, 2023, and Catalyst’s Form 8-K filed with the SEC on December 27, 2022. Additional information regarding the persons who may be deemed participants in the solicitation of proxies will be included in the proxy statement and prospectus relating to the proposed transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: April 7, 2023	By:	/s/ Nassim Usman, Ph.D.
Nassim Usman, Ph.D. President and Chief Executive Officer